OTHER ACCOUNTS RECEIVABLE AND PREPAID EXPENSES (Details)	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)		Dec. 31, 2011 CHF
OTHER ACCOUNTS RECEIVABLE AND PREPAID EXPENSES [Abstract]
Short-term deposit		$ 1,065	[1]
Prepaid expenses	160	147
Income receivable	17	20
Others	40	35
Other accounts receivable and prepaid expenses	217	1,267
Amount of the escrow payment made at the purchase date		$ 1,065		1,000

[1]	As part of the CTN transaction, OPCTN S.A. deposited CHF 1,000 ($ 1,065) into an escrow account following to the purchase of Eldista. The release of the adjustment escrow was depended on the consequence of the net assets adjustment. Finally the escrow was released in March, 2012 (see note 1b(2)).